Commitments, Contingencies and Guarantees	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
Commitments, Contingencies and Guarantees	Commitments, Contingencies, and Guarantees
Commitments
The Company's commitments as at December 31, 2024 are below:

U.S.$ millions	Total	2025	2026	2027	2028	2029	Thereafter
Long-term debt principal repayments	5,756	—	—	700	—	1,000	4,056
Interest payments	5,165	327	330	316	294	280	3,618
Transportation by other parties [1]	13	10	3	—	—	—	—
Capital expenditures [2]	125	120	5	—	—	—	—
Other	3	1	1	1	—	—	—
	11,062	458	339	1,017	294	1,280	7,674
1.Contractual obligations are based on demand volumes and exclude any variable charges incurred when volumes flow.
2.Capital expenditures primarily relate to expenditures for the Blackrod Connection Project. Amounts are estimates and subject to variability based on timing of construction and project requirements. Expenditures include obligations for growth projects and are presented based on projects proceeding as currently planned. Any changes to projects including timing or possible cancellation could change these estimates.
The Company has long-term crude oil transportation agreements as well as other purchase obligations, all of which are transacted at market prices and in the normal course of business. Purchases under these contracts in 2024 were $49 million (2023 – $47 million).
At December 31, 2024, the Company had capital expenditure commitments totaling approximately $125 million (2023 – $5 million).
Contingencies
Variable Toll Disputes
In 2019 and 2020, certain Keystone customers initiated complaints before FERC and the CER regarding certain costs within the variable toll calculation. In February 2023, FERC released its initial decision in respect of the complaint, which addressed previously charged tolls recognized in prior periods. As a result of this decision, the Company recorded an adjustment of $42 million related to tolls previously charged between 2018 and 2022, which was accrued by the Company in 2023.
On July 25, 2024, FERC released its Order on Initial Decision (“Order”) in respect of the complaint and as a result, South Bow recognized an additional estimated liability of $19 million during the three months ended June 30, 2024. At December 31, 2024, the Company reduced the estimated liability by $11 million and recognized a $8 million pre-tax charge for the year ended December 31, 2024 with respect to the decision. Subsequent rulings, if any, will be subject to the indemnity provisions as outlined in the Separation Agreement. On October 8, 2024, South Bow submitted a compliance filing, which is subject to final FERC approval. On January 7, 2025 deadlines in relation to the FERC Order process were extended with a final ruling expected in 2025.
The Company has recorded receivables related to its dispute with shippers for amounts expected to be collected in the future for variable tolls.
While the Company believes it has strong arguments that the variable tolls in dispute were properly calculated and applied, any amounts above the current accrued amounts that may ultimately be payable or receivable in respect of these disputes are indeterminable at this time; however, such amounts may be material. These disputes are subject to the indemnification with the Company's Former Parent. Refer to Note 4, Spinoff Transaction.
Milepost 14 Incident
In December 2022, the Milepost 14 incident occurred on the Keystone Pipeline, releasing 12,937 barrels of crude oil in Washington County, Kansas. As a result of the incident, the Company was subject to an Amended Corrective Action Order (“ACAO”) issued by the PHMSA. By June 2023, the recovery of all released volumes was completed, and by October 2023, creek restoration was finished, restoring natural flows to Mill Creek. Refer to Note 14, Keystone Environmental Provision of the accompanying financial statements for additional information. In January 2025, the Company received PHMSA approval of the remedial work plan. This approval culminates the completion of 2,145 miles of inline inspections across the Keystone system and 68 investigative excavations over the past two years. In March, 2025, South Bow received approval from PHMSA to lift the pressure restriction on the affected segment to 72% of the specified minimum yield strength of the pipeline. The affected segment includes the section of the pipeline where the MP-14 incident occurred.
In the fourth quarter of 2024, South Bow recognized an additional provision for $30 million for its best estimate of incremental costs in relation to the Milepost 14 incident. South Bow also recognized a receivable for 86 per cent ($26 million) representing its Former Parent share of this anticipated incremental cost pursuant to the indemnity clauses in the Separation Agreements.
Other Proceedings
In addition to the proceedings above, the Company is subject to various legal proceedings, arbitration, and actions arising in the normal course of business. The amounts involved in such proceedings are not reasonably estimable as the final outcome of such legal proceedings cannot be predicted with certainty. It is the opinion of Management that the ultimate resolution of such proceedings and actions will not have a material impact on the Company's financial position or results of operations.
Guarantees
The Company and its partners in the Grand Rapids Partnership have guaranteed the financial performance of these entities either jointly and severally, jointly, or severally. These guarantees primarily cover construction services and liabilities. Payments made by the Company under these guarantees exceeding its ownership interest are reimbursed by its partners. The maximum term of the C$56 million guarantees is to 2043 and at December 31, 2024, the Company's share of the maximum potential exposure was $39 million (2023 - $42 million) and carrying value is nil (2023 - $1 million).